UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08527

ALLIANCEBERNSTEIN INTERNATIONAL

RESEARCH GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2007

Date of reporting period: July 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

International Research Growth Fund

July 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 25, 2007

Annual Report

This report provides management’s discussion of Fund performance for AllianceBernstein International Research Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2007.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Fund’s assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the senior sector analyst groups’ top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging-market countries. The Fund may also invest in synthetic foreign equity securities. The Fund normally invests in approximately 100-125 companies.

Investment Results

The table on page 7 shows the Fund’s performance compared to its broad benchmark, the Morgan Stanley Capital International (MSCI) All Country

(AC) World (ex-U.S.) Index and its growth benchmark, the MSCI Europe, Australasia and Far East (EAFE) Growth Index, for the six- and 12-month periods ended July 31, 2007.

The Fund’s Class A shares without sales charges underperformed the MSCI AC World ex-U.S. Index (broad benchmark) on a gross basis during both the six- and 12-month periods ended July 31, 2007. The Fund’s Class A shares without sales charges also underperformed the MSCI AC World ex-U.S. Index on a net basis during the six-month period, but outperformed during the 12-month period ended July 31, 2007.

The Fund’s Class A shares without sales charges underperformed the MSCI EAFE Growth Index (growth benchmark) during the six-month period, but outperformed during the 12-month period. The recent outperformance of the growth benchmark is considered an early indicator that a favorable style shift is occurring. The Fund’s portfolio is more heavily exposed than either the broad or growth benchmarks to companies that the Fund’s International Research Growth Portfolio Oversight Group (“the Group”) views as most capable of sustaining earnings growth. It is believed that the economic slowdown currently underway will make it harder for most companies to deliver an upside earnings surprise, and this should enhance the scarcity value of those that do. The Group believes that stocks owned will outperform in this slowing growth environment.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	1

Stocks in the Fund’s portfolio were supported by geographically diverse demand, strong infrastructure and capital spending trends, and robust mergers and acquisitions activity. Industrial, energy and materials stocks were the strongest contributors to Fund returns, while technology and finance stocks were the largest detractors over the six-month period.

Market Review and Investment Strategy

The fundamentals in the financials sector remained robust during the first six months of 2007, with global economic growth remaining positive and the credit cycle supportive, except for increasing default rates in the U.S. subprime mortgage market. Concerns over potential contagion into the collateral debt obligations (CDOs) market surfaced in February 2007. These concerns impacted the performance of financials relative to the market, but corporate activity in the sector remained high. Speculation of continued merger activity produced further volatility in stock prices. Activity in the capital markets remained strong, particularly in the equity and investment banking arenas. Fundamentals in emerging markets remained strong as well, most notably in China. The Fund has been positioned to benefit from strong underlying fundamental trends, with an overweight in capital market-exposed names and an underweight in commercial banking groups, where relative earnings per share (EPS) momentum remained more stable. In aggregate, the Fund was overweight the benchmark during the first quarter of 2007, but reduced this position to neutral during the second quarter, as growing concerns over

U.S. subprime contagion began to have an impact. Toward the end of July, there was a marked pick-up in volatility, further affecting performance.

The Fund remained neutrally weighted in financials going into the second half of 2007. Global economic activity has been very robust and the corporate credit cycle remains strong. The market dislocation experienced in August 2007 has increased volatility. However, given the strong economic underpinning that exists, the Fund is positioned for a normalization in capital market activity, anticipated after the thin volume summer period. The Fund is also overweight in emerging markets, which the Group still believes offer superior fundamental growth.

The Fund’s telecommunications sector strategy has been focused on positioning in under-penetrated mobile markets (including India, China, Latin America and Russia), and fast-growing European alternative carriers. The negative stance adopted on large European incumbent telecoms has gradually shifted into a positive one. The Group’s analysts have become more comfortable that these names will exceed the market’s expectations.

The technology portion of the Fund’s portfolio has been slightly overweight the benchmark, positioned to benefit from steady corporate IT demand during the first six months of the period under review. Adverse foreign exchange moves impacted the performance of some positions. The Group remained positive on cellular handset-exposed companies and this, on the whole, worked well for the Fund, despite a handset lens compo-

2	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

nent manufacturer not performing as expected. The Group was cautious on semiconductor names during the six-month period, mainly because it expected the supply increase in the memory space to result in price erosion.

The Group also anticipates a strong seasonal effect to play out in this sector, particularly in the cellular handset and personal computers (PCs) area. It remains keen on the exciting outlook for China sales as the handset market becomes larger there than in the U.S., and where growth continues to remain robust. Market share gains are expected for one particular telecommunications company, hence the Fund’s large active weight in it. Component suppliers will also benefit. In the Group’s opinion, Microsoft’s new operating system Windows Vista will gradually be adopted by consumers and corporations. To benefit from this product cycle, it will focus on owning printer and hard disk-drive suppliers, laser printer makers and hard disk drive makers. Given ongoing concerns about the consumer pricing environment, the emphasis is on technology stocks exposed to corporate spending, or corporate software developers, as opposed to those companies closely aligned to consumer electronics spending.

In the consumer sector, the Fund looked to gain further exposure to a recovery in European consumer confidence and spending, particularly in Germany, through home improvement retailer and fashion retailer names. A position was maintained in a Greek gaming operator, and positions added to Japanese retailers, as relative caution on Japanese consumer spending receded. The Fund remains underrepresented in the U.K., due primarily to concerns about the effect of rising interest rates on consumer spending there.

In the health care sector, the Fund started the 12-month period under review with a modest overweight relative to the benchmark, due to potential positive news flow on new drug releases and attractive company valuation. The focus has been on fundamentally strong large-cap names, companies restructuring or in transition and companies with thematic long-term growth drivers, such as generic drugs rollout and dental implants. Over the course of the 12-month period, sector exposure was reduced to neutral, as fewer immediate positive catalysts for drug stocks were identified, and potential negative political fallout from a now Democrat-controlled U.S. Congress became an issue. A neutral sector provides sufficient exposure to good, long-term growth companies, which should provide protection in this environment.

Capital goods stocks performed strongly over the six-month period on the back of continued strength in — and strong demand from — emerging economies. The industrials portion of the Fund’s portfolio was overweight in the machinery and trading firms subsector, which continued to positively surprise earnings expectations due to high, sustained bulk commodities prices and buoyant mining equipment demand. In addition, the sector portfolio was able to take advantage of the rising penetration of environmentally

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	3

sensitive diesel particulate filters (DPFs) in autos in Europe and the U.S.

The Fund remains focused on late-cycle businesses. This is reflected in the Fund’s exposure to infrastructure build in emerging markets, where a new position in an industrial conglomerate increased this exposure. The Group also initiated a new position in a Japanese trading firm, which is likely to benefit from the improving outlook for coking coal in Asia. (Coking coal is a coal used to produce coke in the steel-making process.) These purchases were funded by sourcing cash from other sectors and by exiting U.S.-dependent Japanese automakers, which the Group felt may be vulnerable to the deteriorating U.S. consumer environment.

In the last quarter of 2006 and the first quarter of 2007, the Group took the opportunity to take profits in many of the Fund’s oil-services stocks that had had a tremendous run, on buoyant oil market conditions. This worked in the Fund’s favor, as the oil price declined into year-end, on expectations that increased supply would more than satisfy demand. By the end of the first quarter, it became clear that the Organization of Petroleum Exporting Countries’ (OPEC’s) supply discipline was to remain and expected new production would be delayed. This helped support the oil price and, when coupled with resilient global growth expectations, resulted in the reassessment of the long-term oil price forecast. The Group was therefore encouraged to add oil exploration and production names, and the Fund is now effectively neutral in the energy sector.

During both the six- and 12-month periods ended July 31 2007, names that have detracted from performance include some of the major exploration and production (E&P) producers. Russian stocks in particular suffered from what appeared to be a de-rating of the Russian market coupled with concerns about higher capital expenditures and potential tax changes. The Group exited one producer and reduced holdings in another; the funds were switched into a Brazilian-based exploration company, with potentially greater exploration upside.

The Fund continues to hold several names in the energy space, given the tightness of supply of thermal coal in China, and the fact that China is now moving to being a net importer, rather than an exporter, of coal. Domestic Chinese prices are rising and some holdings will be able to take advantage of this.

A preference for metals and mining names remains, in particular, two iron ore producers, given the leverage both have to continuing strong demand growth from China. Gross domestic product (GDP) growth in China continues to accelerate as the country continues down the path to industrialization. The comment has been made that this has decades to play out over and many resource stocks should benefit. One iron ore producer also offers broad exposure to a number of commodities that are in short supply within China (iron ore, copper, thermal coal) and add to this offering with its recent proposed acquisition of an aluminum-focused company.

4	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

The Fund remains underweight in utility names, although it has the potential for modest exposure to names in India, Czechoslovakia and Brazil. All offer unique regional exposure and positive upside.

Signs of a moderating global economy — that initially appeared during the fourth quarter of 2006 — continued into the first quarter of 2007, and investors began to anticipate a marked slowdown in corporate earnings growth. This has created a higher degree of volatility. Despite this, equity markets ended the first quarter on a positive note, with growth as a style outperforming value. Global economic growth picked up somewhat during the second quarter of 2007, with brisk activity in Europe and many developing nations setting the pace. Equity markets ended the second quarter on a positive note, with growth as a style outperforming value for the second consecutive period. Although global economic growth appears more resilient than was initially expected, it is likely to remain slightly muted this year, as global interest rates edge upward and the U.S. economy remains constrained by a weak and deteriorating housing market.

U.S. growth and domestic profits have been slower, as the Group expected, and upward revisions activity seems to have peaked. However, margins have remained robust due to strong international profits momentum made possible by surprisingly strong international growth in Europe, Japan and Asia. Therefore, while the U.S. has shown signs of decelerating at a steady pace, global GDP growth remains somewhat robust. This creates the risk that inflation in some markets is higher than currently expected, and higher interest rates may be required to control this. It will be worth monitoring inflation’s course and the policy response of central banks to stem it, as this may impede positive short-term stock performance. The current turmoil in the credit and credit-related markets also bear some monitoring. The Group will stay attuned to the fact that tight liquidity, for a prolonged period, may possibly have a dampening effect on overall activity. This, too, will have implications for markets, inflation, interest rates and the Fund’s investments.

Given the volatile environment that now exists because of market-wide uncertainty and increased risk awareness, the Fund remains positioned in companies that the Group believes will better weather this storm and are more likely to provide positive earnings revisions, particularly in select sectors such as industrials, materials, technology, energy and health care.

The Group believes that the investment opportunity in companies that continue to produce upside earnings surprise remains compelling, particularly as the environment that has favored value over growth investing over the past seven years, subsides. Extremely attractive valuations enhance the opportunity. The Group is optimistic that its dynamic gap analysis will continue to uncover companies that it believes display sustained growth potential before the market has fully appreciated or rewarded their success.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	5

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-U.S.) Index (net and gross) nor the unmanaged MSCI Europe, Australasia and Far East (EAFE) Growth Index (net) reflects fees and expenses associated with the active management of a mutual Fund portfolio. The MSCI AC World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI EAFE Growth Index is calculated using net values. The MSCI AC World (ex-U.S.) Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment — the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. For values calculated using gross returns, the index series approximates the maximum possible dividend reinvestment. The amount reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Fund’s assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency-denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. The Fund concentrates its investments in a limited number of securities and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards or swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein International Research Growth Fund
Class A	10.09%	28.27%

Class B	9.64%	27.31%

Class C	9.71%	27.39%

Advisor Class*	10.27%	28.67%

Class R*	-1.14%†

Class K*	-1.14%†

Class I*	-1.08%†

MSCI AC World ex-U.S. Index (net)	11.51%	27.94%

MSCI AC World ex-U.S. Index (gross)	11.84%	28.46%

MSCI EAFE Growth Index (net)	10.15%	23.70%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†   Returns are since inception. The inception date for Class R, Class K, and Class I shares is 5/31/07.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/3/98* TO 7/31/07

* Since inception of the Fund’s Class A shares on 3/3/98.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Research Growth Fund Class A shares (from 3/3/98 to 7/31/07) as compared to the performance of the Fund’s broad benchmark, the MSCI AC World ex U.S. Index, and its growth benchmark, the MSCI EAFE Growth Index. Prior to 12/31/00, daily data was not available for the MSCI EAFE Growth Index (net). Therefore, the time period indicated is from the month-end closest to the Fund’s actual inception date. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	28.27%	22.83%
5 Years	17.76%	16.75%
Since Inception*	5.83%	5.35%

Class B Shares
1 Year	27.31%	23.31%
5 Years	16.86%	16.86%
Since Inception*(a)	5.16%	5.16%

Class C Shares
1 Year	27.39%	26.39%
5 Years	16.84%	16.84%
Since Inception*	5.05%	5.05%

Advisor Class Shares†
1 Year	28.67%	28.67%
5 Years	18.05%	18.05%
Since Inception*	6.12%	6.12%

Class R Shares†
Since Inception*	-1.14%	-1.14%

Class K Shares†
Since Inception*	-1.14%	-1.14%

Class I Shares†
Since Inception*	-1.08%	-1.08%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.71%, 2.45%, 2.42%, 1.41%, 1.83%*, 1.52%* and 1.19%* for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s operating expense ratios to 1.65%, 2.35%, 2.35%, 1.35%, 1.83%, 1.52% and 1.19% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The inception dates for the R, K and I share classes are relatively new; as such, the gross expense ratios displayed reflect estimated annualized figures. Please refer to the prospectus for additional information.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 3/3/98 for Class A, Class B, Class C and Advisor Class shares; 5/31/07 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor Class, Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)
SEC Returns

Class A Shares
1 Year	25.06%
5 Years	14.50%
Since Inception	5.50%

Class B Shares
1 Year	25.71%
5 Years	14.67%
Since Inception*(a)	5.31%

Class C Shares
1 Year	28.71%
5 Years	14.64%
Since Inception*	5.21%

Advisor Class Shares†
1 Year	31.01%
5 Years	15.82%
Since Inception*	6.28%

Class R Shares†
Since Inception*	-0.24%

Class K Shares†
Since Inception*	-0.18%

Class I Shares†
Since Inception*	-0.18%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 3/3/98 for Class A, Class B, Class C and Advisor Class shares; 5/31/07 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor Class, Class R, Class K and Class I are listed above.

See Historical Performance and Benchmark on page 6.

10	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007		Ending Account Value July 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,100.94	$1,017.31	$7.87	$7.55
Class B	$1,000	$1,000	$1,096.37	$1,013.39	$11.96	$11.48
Class C	$1,000	$1,000	$1,097.08	$1,013.74	$11.60	$11.13
Advisor Class	$1,000	$1,000	$1,102.68	$1,018.79	$6.31	$6.06
Class R †	$1,000	$1,000	$988.60	$1,016.41	$2.81	$8.45
Class K †	$1,000	$1,000	$988.60	$1,016.86	$2.66	$8.00
Class I †	$1,000	$1,000	$989.20	$1,018.50	$2.11	$6.36
*	With the exception of Class R, Class K and Class I shares, expenses are equal to the classes’ annualized expense ratios of 1.51%, 2.30%, 2.23% and 1.21%, respectively multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

†	For Class R, Class K and Class I shares, expenses are equal to the classes’ annualized expense ratios of 1.69%, 1.60% and 1.27%, respectfully. The “Actual” and “Hypothetical” expenses paid are based on the period from May 31, 2007 (commencement of distribution) to July 31, 2007. Actual expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the since inception period). Hypothetical expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	11

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $315.0

*	All data are as of July 31, 2007. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.8% or less weightings in the following countries: Argentina, Austria, Canada, Cayman Islands, Czech Republic, Egypt, Hong Kong, India, Indonesia, Ireland, Israel, Malaysia, Netherlands, Netherlands Antilles, South Africa, South Korea, Sweden, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

12	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS

July 31, 2007

Company	U.S. $ Value	Percent of Net Assets
Credit Suisse Group	$10,530,321	3.3%
UBS AG (Swiss Virt-X)	8,509,805	2.7
Macquarie Bank Ltd.	7,917,660	2.5
Cia Vale do Rio Doce (ADR)	7,691,361	2.4
Xstrata PLC	7,536,822	2.4
Rio Tinto PLC	7,463,132	2.4
Nokia OYJ	6,287,443	2.0
Total SA	6,265,619	2.0
QBE Insurance Group Ltd.	5,845,732	1.9
WorleyParsons Ltd.	5,551,291	1.8
	$73,599,186	23.4%

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	13

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.4%
Financials – 27.7%
Capital Markets – 12.4%
BlueBay Asset Management/United Kingdom(a)	218,853	$1,702,749
Credit Suisse Group	161,429	10,530,321
Macquarie Bank Ltd.	114,705	7,917,660
Man Group PLC	295,732	3,363,223
Nomura Holdings, Inc.	173,000	3,283,768
Partners Group	27,928	3,619,053
UBS AG (Swiss Virt-X)	153,714	8,509,805

		38,926,579

Commercial Banks – 11.8%
Allied Irish Banks PLC	94,088	2,453,475
Anglo Irish Bank Corp. PLC (London Exchange)	161,324	2,990,341
Banco Bilbao Vizcaya Argentaria, SA	108,774	2,662,836
Bank Mandiri Persero Tbk PT	5,405,500	2,010,613
BNP Paribas, SA	20,896	2,296,989
China Construction Bank Corp.-Class H	5,435,000	4,030,242
Industrial & Commercial Bank of China, Ltd.-Class H	5,601,000	3,413,975
Investimentos Itau, SA	325,708	2,061,509
Malayan Banking Berhad	822,600	2,895,733
Standard Chartered PLC	144,596	4,728,039
Turkiye Is Bankasi-Class C	373,157	2,003,204
UniCredito Italiano SpA	647,436	5,492,161

		37,039,117

Diversified Financial Services – 1.0%
Deutsche Boerse AG	12,672	1,485,857
IG Group Holdings PLC	265,714	1,757,236

		3,243,093

Insurance – 2.5%
QBE Insurance Group Ltd.	231,488	5,845,732
Swiss Reinsurance	25,032	2,147,807

		7,993,539

		87,202,328

Energy – 13.9%
Energy Equipment & Services – 3.6%
Schlumberger Ltd.	22,300	2,112,256
Tenaris SA (ADR)	77,400	3,728,358
WorleyParsons Ltd.	193,940	5,551,291

		11,391,905

Oil, Gas & Consumable Fuels – 10.3%
Addax Petroleum Corp.	23,743	917,849
China Shenhua Energy Co., Ltd.-Class H	1,352,000	5,307,008
Gazprom OAO (ADR)	127,367	5,540,464
Oil Search Ltd.	1,037,466	3,381,902
Origin Energy Ltd.	291,939	2,416,693
Petroleo Brasileiro SA (NY) (ADR)	93,000	5,194,050

14	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC-Class B	86,009	$3,401,026
Total, SA	79,562	6,265,619

		32,424,611

		43,816,516

Consumer Discretionary – 11.5%
Auto Components – 0.6%
Denso Corp.	52,200	1,966,312

Automobiles – 2.6%
Fiat SpA	174,276	5,125,390
Porsche AG	894	1,624,094
Suzuki Motor Corp.	50,600	1,474,398

		8,223,882

Hotels Restaurants & Leisure – 1.3%
Accor SA	23,861	2,032,276
Punch Taverns PLC	92,724	2,149,524

		4,181,800

Household Durables – 1.0%
Gafisa, SA (ADR)(a)	37,300	1,173,085
Sony Corp.	25,600	1,366,802
Urbi Desarrollos Urbanos, SA de C.V.(a)	187,600	790,123

		3,330,010

Leisure Equipment & Products – 1.2%
Largan Precision Co., Ltd.	149,000	1,850,270
Nikon Corp.	59,000	1,868,542

		3,718,812

Media – 3.0%
Eutelsat Communications	55,004	1,242,160
Grupo Televisa, SA (ADR)	52,600	1,328,150
Naspers Ltd.-Class N	68,274	1,695,015
Pearson PLC	100,355	1,608,329
Premiere AG(a)	52,730	1,344,737
WPP Group PLC	153,199	2,195,407

		9,413,798

Specialty Retail – 1.5%
Esprit Holdings Ltd.	122,314	1,634,577
Inditex, SA	28,783	1,721,713
Praktiker Bau- und Heimwerkermaerkte AG	28,855	1,262,506

		4,618,796

Textiles Apparel & Luxury Goods – 0.3%
Geox SpA	47,481	867,998

		36,321,408

Industrials – 9.7%
Aerospace & Defense – 0.8%
BAE Systems PLC	295,870	2,508,270

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.6%
Asahi Glass Co., Ltd.	30,000	$401,663
Cie de Saint-Gobain	14,871	1,641,127

		2,042,790

Commercial Services & Supplies – 0.7%
Michael Page International PLC	190,555	2,090,034

Construction & Engineering – 0.5%
Vinci, SA	23,220	1,663,307

Electrical Equipment – 0.8%
ABB Ltd.	57,817	1,390,427
Fuji Electric Holdings Co., Ltd.	253,000	1,044,128

		2,434,555

Industrial Conglomerates – 0.5%
Siemens AG	12,000	1,518,781

Machinery – 3.0%
Atlas Copco AB	263,622	4,536,232
Komatsu Ltd.	99,300	3,134,011
NGK Insulators Ltd.	33,000	1,008,578
NSK Ltd.	88,000	843,062

		9,521,883

Trading Companies & Distributors – 2.8%
Mitsubishi Corp.	129,300	3,818,350
Mitsui & Co. Ltd.	212,000	4,982,114

		8,800,464

		30,580,084

Materials – 9.3%
Chemicals – 1.5%
Bayer AG	30,886	2,182,972
Incitec Pivot Ltd.	23,219	1,489,110
Nitto Denko Corp.	22,400	1,175,229

		4,847,311

Metals & Mining – 7.8%
Cia Vale do Rio Doce (ADR)	181,700	7,691,361
Minara Resources Ltd.	324,254	1,704,305
Rio Tinto PLC	103,445	7,463,132
Xstrata PLC	118,244	7,536,822

		24,395,620

		29,242,931

Information Technology – 6.4%
Communications Equipment – 2.4%
Foxconn International Holdings Ltd.(a)	454,000	1,299,836
Nokia OYJ	220,098	6,287,443

		7,587,279

Electronic Equipment & Instruments – 0.3%
Hoya Corp.	30,800	973,981

16	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 1.1%
Cap Gemini, SA	10,699	$703,216
Infosys Technologies Ltd.	40,944	1,982,963
Otsuka Corp.	7,500	705,591

		3,391,770

Office Electronics – 1.6%
Canon, Inc.	57,300	3,028,553
Konica Minolta Holdings, Inc.	130,000	1,922,025

		4,950,578

Semiconductors & Semiconductor Equipment – 1.0%
ASML Holding NV(a)	26,124	769,519
Novatek Microelectronics Corp. Ltd.	226,439	1,042,369
Samsung Electronics Co. Ltd.	2,143	1,414,741

		3,226,629

		20,130,237

Health Care – 5.6%
Biotechnology – 0.4%
CSL Ltd./Australia	15,604	1,169,170

Health Care Equipment & Supplies – 1.4%
Essilor International, SA	51,221	3,124,358
Nobel Biocare Holding AG	4,724	1,420,706

		4,545,064

Pharmaceuticals – 3.8%
Daiichi Sankyo Co., Ltd.	39,400	1,088,658
Merck KGaA	10,412	1,293,999
Novartis AG	72,041	3,885,874
Roche Holding AG	23,862	4,226,112
Teva Pharmaceutical Industries, Ltd. (ADR)	34,900	1,466,498

		11,961,141

		17,675,375

Telecommunication Services – 5.5%
Diversified Telecommunication Services – 2.5%
Iliad, SA	6,903	629,282
Neuf Cegetel	35,082	1,371,608
Telefonica, SA	165,295	3,868,449
Telekom Austria AG	73,736	1,796,313

		7,665,652

Wireless Telecommunication Services – 3.0%
America Movil SAB de CV Series L (ADR)	33,900	2,029,932
Bharti Airtel Ltd.(a)	44,715	990,232
China Mobile Ltd.	64,171	737,342
Orascom Telecom Holding SAE (GDR)(b)	16,896	1,135,411
Vimpel-Communications (ADR)	10,756	1,139,060
Vodafone Group PLC	1,172,127	3,523,685

		9,555,662

		17,221,314

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 4.9%
Beverages – 1.0%
Fomento Economico Mexicano SAB de CV (ADR)	37,715	$1,396,209
Pernod-Ricard, SA	7,919	1,662,834

		3,059,043

Food Products – 1.7%
Nestle, SA	13,924	5,349,291

Personal Products – 0.9%
L’Oreal, SA	25,623	2,924,475

Tobacco – 1.3%
British American Tobacco PLC	90,527	2,925,435
Japan Tobacco, Inc.	205	1,041,835

		3,967,270

		15,300,079

Utilities – 1.9%
Electric Utilities – 1.2%
CEZ	38,919	2,022,793
Cia Energetica de Minas Gerais (ADR)	82,810	1,686,840

		3,709,633

Independent Power Producers & Energy Traders – 0.7%
NTPC Ltd.	555,100	2,253,761

		5,963,394

Technology – 0.0%
Internet Infrastructure – 0.0%
Perfect World Co. Ltd. (ADR)(a)	6,200	149,420

Total Common Stocks (cost $230,555,530)		303,603,086

SHORT-TERM INVESTMENTS – 0.9%
Time Deposit – 0.9%
HBOS 5.33%, 8/01/07 (cost $3,000,000)	3,000	3,000,000

Total Investments – 97.3% (cost $233,555,530)		306,603,086
Other assets less liabilities – 2.7%		8,401,883

Net Assets – 100.0%		$315,004,969

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the aggregate market value of these securities amounted to $1,135,411 or 0.4% of net assets.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2007

Assets
Investments in securities, at value (cost $233,555,530)	$306,603,086
Cash	53,950
Foreign cash, at value (cost $5,326,158)	5,386,699
Receivable for investment securities sold and foreign currency contracts	6,907,392
Receivable for capital stock sold	1,514,224
Interest and dividends receivable	701,468

Total assets	321,166,819

Liabilities
Payable for investment securities purchased and foreign currency contracts	3,416,234
Payable for capital stock redeemed	2,065,344
Advisory fee payable	208,278
Distribution fee payable	125,633
Payable for India capital gains tax	44,116
Transfer Agent fee payable	37,854
Administrative fee payable	37,332
Accrued expenses and other liabilities	227,059

Total liabilities	6,161,850

Net Assets	$315,004,969

Composition of Net Assets
Capital stock, at par	$19,454
Additional paid-in capital	260,596,865
Accumulated net investment income	927,879
Accumulated net realized loss on investments and foreign currency transactions	(19,625,533)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	73,086,304

$315,004,969

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$143,772,568	8,730,507	$16.47	*

B	$61,829,882	4,024,285	$15.36

C	$35,969,951	2,340,531	$15.37

Advisor	$70,801,398	4,199,369	$16.86

R	$9,884	600	$16.47

K	$637,066	38,670	$16.47

I	$1,984,220	120,399	$16.48

*	The maximum offering price per share for Class A shares was $17.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2007

Investment Income
Dividends (net of foreign taxes withheld of $618,345)	$6,063,798
Interest	301,752	$6,365,550

Expenses
Advisory fee	2,223,172
Distribution fee—Class A	387,625
Distribution fee—Class B	695,341
Distribution fee—Class C	338,238
Distribution fee—Class K	71
Distribution fee—Class R	8
Transfer agency—Class A	297,563
Transfer agency—Class B	213,011
Transfer agency—Class C	85,919
Transfer agency—Advisor Class	146,473
Transfer agency—Class R	2
Transfer agency—Class K	34
Transfer agency—Class I	138
Custodian	353,477
Administrative	109,693
Registration	98,273
Audit	84,167
Printing	77,010
Legal	58,776
Directors’ fees	35,983
Miscellaneous	27,102

Total expenses	5,232,076

Less: waived and reimbursed by the Adviser (see Note B)	(19)

Less: expense offset arrangement (see Note B)	(34,626)

Net expenses		5,197,431

Net investment income		1,168,119

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		48,798,590	(a)
Foreign currency transactions		154,923
Net change in unrealized appreciation/depreciation of:
Investments		21,728,245
Foreign currency denominated assets and liabilities		(50,650)

Net gain on investments and foreign currency transactions		70,631,108

Net Increase in Net Assets from Operations		$71,799,227

(a)	Net of foreign capital gains taxes $ 45,890.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2007	Year Ended July 31, 2006
Increase in Net Assets from Operations
Net investment income	$1,168,119	$279,759
Net realized gain on investments and foreign currency transactions	48,953,513	38,202,811
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	21,677,595	17,670,916

Net increase in net assets from operations	71,799,227	56,153,486
Dividends to Shareholders from:
Net investment income
Class A	(94,895)	– 0	–
Class B	(27,183)	– 0	–
Class C	(12,233)	– 0	–
Advisor Class	(210,039)	– 0	–
Capital Stock Transactions
Net decrease	(29,896,472)	(18,943,153)

Total increase	41,558,405	37,210,333
Net Assets
Beginning of period	273,446,564	236,236,231

End of period (including undistributed net investment income and accumulated net investment loss of $927,879 and $(20,242), respectively)	$315,004,969	$273,446,564

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein International Research Growth Fund, Inc. (the “Fund”), was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

22	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	23

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

24	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Until May 9, 2005, the Adviser waived its fees and bore certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. Effective May 10, 2005, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, and 1.35% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. Effective May 31, 2007 (commencement of distribution) the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.85%, 1.60% and 1.35% of the average daily net assets for Class R, Class K and Class I shares, respectively. For the year ended July 31, 2007, such waiver amounted to $19.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended July 31, 2007, such fees amounted to $109,693.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $460,814 for the year ended July 31, 2007.

For the year ended July 31, 2007, the Fund’s expenses were reduced by $34,626 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,551 from the sales of Class A shares and received $7,493, $25,142 and $2,980 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2007.

Brokerage commissions paid on investment transactions for the year ended July 31, 2007, amounted to $685,689, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to the

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	25

Notes to Financial Statements

Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,484,432 and $1,427,357 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$243,876,303	$274,427,982
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$233,733,472

Gross unrealized appreciation	$75,097,133
Gross unrealized depreciation	(2,227,519)

Net unrealized appreciation	$72,869,614

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

26	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended July 31, 2007	Year Ended July 31, 2006		Year Ended July 31, 2007	Year Ended July 31, 2006

Class A
Shares sold	1,272,756	1,635,288		$19,128,712	$19,818,874

Shares converted from Class B	930,044	785,298		14,067,940	9,873,072

Shares issued in reinvestment of dividends and distributions	6,118	– 0	–	84,793	– 0	–

Shares redeemed	(2,360,921)	(2,499,177)		(34,780,160)	(30,034,379)

Net decrease	(152,003)	(78,591)		$(1,498,715)	$(342,433)

Class B
Shares sold	256,757	436,583		$3,603,183	$5,030,345

Shares converted to Class A	(993,014)	(832,440)		(14,067,940)	(9,873,072)

Shares issued in reinvestment of dividends and distributions	1,853	– 0	–	24,083	– 0	–

Shares redeemed	(1,267,965)	(2,087,937)		(17,408,151)	(23,466,464)

Net decrease	(2,002,369)	(2,483,794)		$(27,848,825)	$(28,309,191)

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	27

Notes to Financial Statements

	Shares				Amount
	Year Ended July 31, 2007		Year Ended July 31, 2006		Year Ended July 31, 2007		Year Ended July 31, 2006

Class C
Shares sold	334,412		333,856		$4,731,859		$3,885,051

Shares issued in reinvestment of dividends and distributions	758		– 0	–	9,851		– 0	–

Shares redeemed	(549,593)		(653,444)		(7,631,254)		(7,247,436)

Net decrease	(214,423)		(319,588)		$(2,889,544)		$(3,362,385)

Advisor Class
Shares sold	1,242,399		2,297,949		$19,104,269		$28,954,456

Shares issued in reinvestment of dividends and distributions	13,750		– 0	–	194,699		– 0	–

Shares redeemed	(1,295,595)		(1,282,619)		(19,673,050)		(15,883,600)

Net increase (decrease)	(39,446)		1,015,330		$(374,082)		$13,070,856

	May 31, 2007(a) to July 31, 2007				May 31, 2007(a) to July 31, 2007

Class R
Shares sold	600				$10,000

Shares redeemed	– 0	–			– 0	–

Net increase	600				$10,000

Class K
Shares sold	38,670				$671,294

Shares redeemed	– 0	–			– 0	–

Net increase	38,670				$671,294

Class I
Shares sold	120,399				$2,033,400

Shares redeemed	– 0	–			– 0	–

Net increase	120,399				$2,033,400

(a) Commencement of distributions

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

28	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended July 31, 2007 and July 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$344,350	$–0–
Long-term capital gains	–0–	–0–

Total taxable distributions	344,350	–0–

Total distributions paid	$344,350	$–0–

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$927,883
Undistributed long-term capital gains	5,273,825
Accumulated capital and other losses	(24,721,418	)(a)
Unrealized appreciation/(depreciation)	72,908,360	(b)

Total accumulated earnings/(deficit)	$54,388,650

(a)

On July 31, 2007, the Fund had a net capital loss carryforward of $24,721,418 (of which approximately $2,607,560 and $22,113,858, respectively, were attributable to the purchases of net assets of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund), of which $2,607,560 expires in the year 2009, $14,637,648 expires in the year 2010 and $7,476,210 expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $43,434,560. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the mergers with AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc., into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	29

Notes to Financial Statements

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, Indian capital gain tax reclassification and prior period adjustment, resulted in a net increase in accumulated net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”)

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agree-

30	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

ment to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “ Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	31

Notes to Financial Statements

be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

32	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002

	2007		2006		2005		2004

Net asset value, beginning of period	$ 12.85		$ 10.26		$ 8.50		$ 7.54		$ 7.31		$ 8.36

Income From Investment Operations
Net investment income (loss)(b)	.09		.04	(c)	(.03	)(c)	(.07	)(c)(d)	(.03	)(c)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.54		2.55		1.79		1.03		.26		(.96)

Net increase (decrease) in net asset value from operations	3.63		2.59		1.76		.96		.23		(1.05)

Less: Dividends
Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 16.47		$ 12.85		$ 10.26		$ 8.50		$ 7.54		$ 7.31

Total Return
Total investment return based on net asset value(e)	28.27%		25.24%		20.71%		12.73%		3.15%		(12.56	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$143,773		$114,117		$91,949		$22,001		$23,851		$27,456
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.57	%(f)	1.65	%(g)	1.94	%(f)	2.23%		2.50	%(h)	2.47%
Expenses, before waivers/ reimbursements	1.57%		1.73	%(g)	2.09%		2.46%		2.99	%(h)	2.47%
Net investment income (loss)	.60%		.36	%(c)(g)	(.29	)%(c)	(.81	)%(c)(d)	(.68	)%(c)(h)	(1.17)%
Portfolio turnover rate	86%		88%		136%		84%		56%		75%

See footnote summary on page 39.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
	2007		2006		2005		2004

Net asset value, beginning of period	$ 12.07		$ 9.71		$ 8.10		$ 7.25		$ 7.06		$8.12

Income From Investment Operations
Net investment loss(b)	(.03)		(.04	)(c)	(.09	)(c)	(.13	)(c)(d)	(.06	)(c)	(.14	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.33		2.40		1.70		.98		.25		(.92)

Net increase (decrease) in net asset value from operations	3.30		2.36		1.61		.85		.19		(1.06)

Less: Dividends
Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 15.36		$ 12.07		$ 9.71		$ 8.10		$ 7.25		$7.06

Total Return
Total investment return based on net asset value(e)	27.31%		24.31%		19.88%		11.72%		2.69%		(13.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,830		$72,759		$82,622		$38,430		$45,815		$52,744
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.34	%(f)	2.35	%(g)	2.76	%(f)	2.99%		3.20	%(h)	3.20%
Expenses, before waivers/ reimbursements	2.34%		2.50	%(g)	2.92%		3.26%		3.79	%(h)	3.25%
Net investment loss	(.23)%		(.39	)%(c)(g)	(1.01	)%(c)	(1.57	)%(c)(d)	(1.38	)%(c)(h)	(1.88	)%(c)
Portfolio turnover rate	86%		88%		136%		84%		56%		75%

See footnote summary on page 39.

34	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
	2007		2006		2005		2004

Net asset value, beginning of period	$ 12.07		$ 9.71		$ 8.10		$ 7.25		$ 7.06		$8.13

Income From Investment Operations
Net investment loss(b)	(.02)		(.04	)(c)	(.08	)(c)	(.13	)(c)(d)	(.06	)(c)	(.14	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.33		2.40		1.69		.98		.25		(.93)

Net increase (decrease) in net asset value from operations	3.31		2.36		1.61		.85		.19		(1.07)

Less: Dividends
Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	–0–

Total dividends	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	–0–

Net asset value, end of period	$ 15.37		$ 12.07		$ 9.71		$ 8.10		$ 7.25		$ 7.06

Total Return
Total investment return based on net asset value(e)	27.39%		24.31%		19.88%		11.72%		2.69%		(13.16	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,970		$30,841		$27,911		$12,417		$15,257		$17,942
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.29	%(f)	2.35	%(g)	2.70	%(f)	2.97%		3.20	%(h)	3.20%
Expenses, before waivers/ reimbursements	2.29%		2.45	%(g)	2.86%		3.21%		3.73	%(h)	3.20%
Net investment loss	(.12)%		(.36	)%(c)(g)	(.96	)%(c)	(1.54	)%(c)(d)	(1.37	)%(c)(h)	(1.90	) %(c)
Portfolio turnover rate	86%		88%		136%		84%		56%		75%

See footnote summary on page 39.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
	2007		2006		2005		2004

Net asset value, beginning of period	$ 13.15		$ 10.47		$ 8.65		$ 7.66		$ 7.41		$8.44

Income From Investment Operations
Net investment income (loss)(b)	.14		.09	(c)	.03	(c)	(.03	)(c)(d)	(.01	)(c)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.62		2.59		1.79		1.02		.26		(.96)

Net increase (decrease) in net asset value from operations	3.76		2.68		1.82		.99		.25		(1.03)

Less: Dividends
Dividends from net investment income	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	– 0 –

Total dividends	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	– 0 –

Net asset value, end of period	$ 16.86		$ 13.15		$ 10.47		$ 8.65		$ 7.66		$ 7.41

Total Return
Total investment return based on net asset value(e)	28.67%		25.60%		21.04%		12.92%		3.37%		(12.20	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,801		$55,730		$33,754		$14,407		$12,629		$11.437
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.27	%(f)	1.35	%(g)	1.67	%(f)	1.90%		2.20	%(h)	2.18%
Expenses, before waivers/ reimbursements	1.27%		1.40	%(g)	1.85%		2.13%		2.70	%(h)	2.18%
Net investment income (loss)	.93%		.75	%(c)(g)	.30	%(c)	(.37	)%(c)(d)	(.32	)%(c)(h)	(.85	) %
Portfolio turnover rate	86%		88%		136%		84%		56%		75%

See footnote summary on page 39.

36	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

	Class R		Class K		Class I
	May 31, 2007(I) to July 31, 2007		May 31, 2007(I) to July 31, 2007		May 31, 2007(I) to July 31, 2007

Net asset value, beginning of period	$ 16.66		$ 16.66		$ 16.66

Income From Investment Operations
Net investment loss(b)	(.01)		(.02	)(c)	(.01)
Net realized and unrealized loss on investment and foreign currency transactions	(.18)		(.17)		(.17)

Net decrease in net asset value from operations	(.19)		(.19)		(.18)

Net asset value, end of period	$ 16.47		$ 16.47		$ 16.48

Total Return
Total investment return based on net asset value(e)	(1.14	) %	(1.14	) %	(1.08	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 10		$ 637		$ 1,984
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	1.76	%(f)	1.60	%(f)	1.34	%(f)
Expenses, before waivers/reimbursements(h)	1.76%		1.74%		1.34%
Net investment loss(h)	(.46)%		(1.07	)%(c)	(.52)%
Portfolio turnover rate	86%		86%		86%

(a)	The Fund changed its fiscal year end from November 30 to July 31.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Net of expenses waived/reimbursed by the Transfer Agent.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31, 2007	Year Ended July 31, 2005
Class A	1.55%	1.94%
Class B	2.33%	2.75%
Class C	2.28%	2.70%
Advisor Class	1.25%	1.67%
Class R	1.69%	—
Class K	1.60%	—
Class I	1.27%	—

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Annualized.

(I)	Commencement of distributions.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein International Research Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Research Growth Fund, Inc. as of July 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years and periods ended prior to August 1, 2005 were audited by other independent registered public accountants whose report thereon, dated September 16, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Research Growth Fund, Inc. as of July 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 20, 2007

38	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Report of Independent Registered Public Accounting Firm

Tax Information (unaudited)

For the fiscal year ended July 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of its ordinary dividends paid during its fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%. The Fund also designates $596,814 as foreign tax credit with the associated foreign gross income of $6,682,143.

In addition, the Fund also designates 22.54% of its ordinary dividends paid during the fiscal year as qualified interest income for foreign shareholders only. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	39

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Hiromitsu Agata, Vice President

Michael R. Baldwin, Vice President

Isabel Buccellati, Vice President

William Johnston, Vice President

Siobhan McManus, Vice President

Michele Patri, Vice President

Paul C. Rissman, Vice President

David Robinson, Vice President

Robert W. Scheetz, Vice President

Valli Srikanthapalan, Vice President

Christopher M. Toub, Vice President

Atsushi Yamamoto, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 76278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Adviser’s International Research Growth research sector heads, with oversight by the Adviser’s International Research Growth Portfolio Oversight Group. Hiromitsu Agata, Isabel Buccellati, William Johnston, Michele Patri, David Robinson, Valli Srikanthapalan and Atsushi Yamamoto are the sector analyst managers with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, *** 1345 Avenue of the Americas New York, NY 10105 49 (2003)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	108	SCB Partners Inc.; SCB Inc.

DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #, + 75 (1998)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	110	None

David H. Dievler, # 77 (1998)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	109	None

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	108	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	108	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	108	Intel Corporation (semi-conductors); and Cirrus Logic Corporation (semi-conductors)

42	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York and member of the Council on Foreign Relations.	108	None

Marshall C. Turner, Jr., # 65 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and re-named from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	108	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner from 1976 – 2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate, and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	108	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	43

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer, 49	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Hiromitsu Agata, 44	Vice President	Senior Vice President of AllianceBernstein Japan, Ltd.,** with which he has been associated since prior to 2002.

Michael R. Baldwin, 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Isabel Buccellati, 38	Vice President	Vice President of AllianceBernstein Limited (“ABL”),** with which she has been associated since prior to 2002.

William Johnston, 46	Vice President	Senior Vice President of ABL,** with which he has been associated since prior to 2002.

Siobhan McManus, 45	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2002.

Michele Patri, 44	Vice President	Vice President of ABL,** with which he has been associated since prior to 2002.

Paul C. Rissman, 50	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

David Robinson,	Vice President	Vice President of AllianceBernstein Australia Ltd.** since March 2003. Prior thereto, he was an equities analyst for Credit Suisse First Boston since prior to 2002.

Robert W. Scheetz, 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Valli Srikanthapalan, 33	Vice President	Senior Vice President of ABL,** with which she has been associated since prior to 2002.

Christopher M. Toub, 48	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

44	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Management of the Fund

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Atsushi Yamamoto, 40	Vice President	Senior Vice President of AllianceBernstein Japan Ltd.,** with which he has been associated since prior to 2002.

Joseph J. Mantineo, 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2002.

Vincent S. Noto, 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2002.

Emilie D. Wrapp, 51	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, AllianceBernstein Australia Ltd., AllianceBernstein Japan Ltd., ABL, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	45

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein International Research Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

46	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	47

and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International All Country World (ex-US) Index (Net) (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3- and 5-year periods. The directors noted that in the Performance Group comparison the Fund was 1 out of 4 in the 1- and 3-year periods and 2 out of 4 in the 5-year period, and in the Performance Universe comparison the Fund was in the 2nd quintile in all periods reviewed. The comparative information showed that the Fund outperformed the Index in the 1-year period and underperformed the Index in the 3- and 5-year periods. The directors noted that in 2005 the Fund’s shareholders had approved a new investment objective for the Fund and that a number of changes to investment policies had been approved in 2005. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at

48	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s at approximate current size contractual advisory effective fee rate of 75 basis points, plus the 3 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio, which had been capped by the Adviser, was slightly higher than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	49

across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund’s net assets.

50	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein International Research Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	51

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$297.3	International Research Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $90,000 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund, except for Class B shares, was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund, except for Class B shares, was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (01/31/07)[4]	Fiscal Year End
International Research Growth Fund, Inc.[5]	Class A Class B Class C Adv. Class	1.65% 2.35% 2.35% 1.35%	1.60% 2.37% 2.33% 1.30%	July 31

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

5	The stated caps were implemented on May 10, 2005 with respect to Class A, Class B, Class C and Advisor Class shares. Prior thereto, with respect to Class A, Class B and Class C, and Advisor Class shares, the caps were 2.50%, 3.20%, 3.20% and 2.20%, respectively.

52	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	53

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[7]
International Research Growth Fund, Inc.	$297.3	International Research Growth 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum Account Size: None	0.509%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:8

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
International Research Growth Fund, Inc.	International Research Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

7	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund exclude any expense reimbursements related to expense caps.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

54	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[11]	Lipper Group Median	Rank
International Research Growth Fund, Inc.[12]	0.750	0.915	1/13

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund. 14

Fund	Expense Ratio (%)[15]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Research Growth Fund, Inc.[16]	1.650	1.618	8/13	1.568	27/43

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

12	The Fund’s EG includes the Fund, three other International Large-Cap Growth Funds (“ILCG”), and nine other International Multi-Cap Growth Funds (“IMLG”).

13	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and all other ILCG and IMLG funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	55

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.17 During the Fund’s most recently completed fiscal year,

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

56	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

ABI received from the Fund $1,852, $1,440,632 and $49,310 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $551,600 in fees from the Fund.18

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $21,539 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	57

use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended December 31, 2006.21

International Research Growth Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	27.28	23.28	22.91	1/4	3/13
3 year	19.21	17.19	16.82	1/4	3/13
5 year	11.84	11.47	11.10	2/4	4/11

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG and PU are not be identical to its respective EG and EU. The criteria for including or excluding a fund in a PG or PU is somewhat different from that of the EG or EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

58	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Research Growth Fund, Inc.	27.28	19.21	11.84	5.01	14.68	0.67	5
MSCI All Country World ex US Index (Net)	26.65	21.32	16.42	N/A	13.66	1.01	5
MSCI EAFE Growth Index	22.33	17.18	12.27	4.11	12.75	0.78	5
Inception Date: March 3, 1998

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
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We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

60	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IRG-0151-0707

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in

2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP for the Fund’s last two fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit -Related Fees	Tax Fees
AB International Research Growth	2006	$37,500	$—	$8,511
	2007	$39,500	$—	$6,000

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Research Growth	2006	$6,472,214	$8,511
			$—
			$8,511
	2007	$532,702	$6,000
			$—
			$6,000

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Research Growth Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: September 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: September 26, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: September 26, 2007